NUVEEN TRADEWINDS VALUE OPPORTUNITIES FUND

SUPPLEMENT DATED APRIL 25, 2011

TO THE SUMMARY PROSPECTUS DATED OCTOBER 29, 2010,

AS PREVIOUSLY SUPPLEMENTED JANUARY 18, 2011

The last sentence of the section “Principal Investment Strategies” is hereby changed to read as follows:

The fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 15% of its net assets in equity securities of companies located in emerging market countries.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-TVOPS-0411P